UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

MARTIN MARIETTA MATERIALS INC

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue
Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 781-4550

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Martin Marietta Materials, Inc. held its Annual Meeting of Shareholders on May 15, 2025. Of the 60,600,290 shares outstanding and entitled to vote, 55,756,777 shares were represented at the meeting, or a 92% quorum. The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1 – Election of Directors

Elected the following ten individuals to the Board of Directors to serve as directors for a term of one year until the Annual Meeting of Shareholders in 2026, and until their successors have been duly elected and qualified:

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes

Dorothy M. Ables	51,558,551	1,776,880	80,731	2,340,615

Sue W. Cole	52,396,397	967,475	52,290	2,340,615

Anthony R. Foxx	53,220,418	171,334	24,410	2,340,615

John J. Koraleski	52,893,828	498,029	24,305	2,340,615

Mary T. Mack	53,333,839	57,203	25,120	2,340,615

C. Howard Nye	51,634,797	1,755,288	26,077	2,340,615

Laree E. Perez	52,170,462	1,220,443	25,257	2,340,615

Thomas H. Pike	53,257,042	135,042	24,078	2,340,615

Donald W. Slager	52,884,766	506,806	24,590	2,340,615

David C. Wajsgras	53,123,450	268,583	24,129	2,340,615

Proposal 2 – Ratification of Appointment of Independent Auditors

Ratified the selection of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2025. The voting results for this ratification were 55,338,062 shares voted for; 390,817 shares voted against; and 27,898 shares abstained from voting.

Proposal 3 — Advisory Vote on Compensation of Named Executive Officers

Approved, on an advisory basis, the overall compensation paid to the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. The voting results for this approval were 50,476,635 shares voted for; 2,760,192 shares voted against; 179,335 shares abstained from voting; and there were 2,340,615 broker non-votes.

Proposal 4 — Approval of 2025 Employee Stock Purchase Plan

Approved the 2025 Employee Stock Purchase Plan adopted by the Board of Directors on February 20, 2025. The voting results for this approval were 53,300,639 shares voted for; 41,222 shares voted against; 74,301 shares abstained from voting; and there were 2,340,615 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date:	May 15, 2025	By:	/s/ Bradley D. Kohn
Bradley D. Kohn, Senior Vice President, General Counsel and Corporate Secretary